SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                                 FORM 8-K

               Current Report Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

                      Date of Report: August 7, 2002
                    (Date of earliest event reported)

                            Gannett Co., Inc.
           (Exact name of registrant as specified in its charter)


          Delaware                 1-6961                16-0442930
   (State or other jurisdiction   (Commission          (IRS Employer
        of incorporation)         File Number)       identification number)


          7950 Jones Branch Drive    McLean, Virginia        22107
        (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (703) 854-6000


                                   N/A
        (Former name or former address, if changed since last report)



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Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

     Exhibit 99.1        Statement under oath of principal
                         executive officer regarding facts
                         and circumstances relating to
                         Exchange Act filings, dated August 7, 2002.

     Exhibit 99.2        Statement under oath of principal
                         financial officer regarding facts
                         and circumstances relating to
                         Exchange Act filings, dated August 7, 2002.

Item 9.  Regulation FD Disclosure

    On August 7, 2002, Douglas H. McCorkindale and Larry F. Miller, the Chief Executive Officer and the Chief Financial Officer, respectively, of Gannett Co., Inc. (the "Company") each filed with the Securities and Exchange Commission (the "SEC") a written statement under oath regarding facts and circumstances relating to certain filings of the Company under the Securities Exchange Act of 1934, as amended, pursuant to SEC Order No. 4-460 (June 27, 2002). The statements are attached hereto as Exhibits 99.1 and 99.2.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of: August 7, 2002               GANNETT CO., INC.


                                          By: /s/George R. Gavagan
                                              -----------------------------
                                              George R. Gavagan
                                              Vice President and Controller

                           EXHIBIT INDEX

EXHIBIT NUMBER   EXHIBIT NAME                                   LOCATION

99.1             Statement under oath of principal executive    Filed herewith
                 officer regarding facts and circumstances relating to Exchange Act filings, dated
                 August 7, 2002.

99.2             Statement under oath of principal financial    Filed herewith
                 officer regarding facts and circumstances relating to Exchange Act filings, dated
                 August 7, 2002.